UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HIMS & HERS HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!HIMS & HERS HEALTH, INC.2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET  V73167-P25894 You invested in HIMS & HERS HEALTH, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 12, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2025 11:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/HIMS2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. HIMS & HERS HEALTH, INC.2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01) Andrew Dudum 02) Deborah Autor 03)Patrick Carroll, M.D. 04) Delos Cosgrove, M.D. 05) Anja Manuel 06) Christopher Payne 07) Christiane Pendarvis 08) Andrea Perez 09) Kåre Schultz 10) David Wells For 2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Advisory approval of the Company’s executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V73168-P25894